UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2023
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
1.25% Euro Notes due 2023	ITW23	New York Stock Exchange
0.250% Euro Notes due 2024	ITW24A	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 5, 2023, Illinois Tool Works Inc. (the “Company”) entered into a Euro-denominated credit agreement (the “Euro Credit Agreement”) among the Company, the lender(s) party thereto and ING Bank, N.V., London Branch, as Agent. Under the Euro Credit Agreement, the Company may borrow up to €1,300,000,000, including €300,000,000 of incremental commitment, subject to the receipt of lender commitments and other conditions precedent. Any Loan (as defined in the Euro Credit Agreement) will bear interest at a per annum rate equal to the applicable EURIBOR rate (adjusted for any statutory reserves) plus 0.75% for the interest period selected by the Company of one, three or six months; once repaid, in full or in part, a Loan may not be re-borrowed. Accrued and unpaid interest is payable at the end of the applicable interest period selected by the Company, but no less frequently than every three months. The Euro Credit Agreement terminates and all amounts outstanding thereunder are payable on May 3, 2024 (the “Termination Date”); provided, however, that the Company may extend the Termination Date by six months on up to two occasions.

The Euro Credit Agreement contains customary representations, warranties, and covenants, including but not limited to covenants restricting the Company’s ability to incur liens and merge or consolidate with another entity where the Company is not the surviving entity. Further, the Euro Credit Agreement contains a covenant requiring the Company to maintain its Interest Coverage Ratio (as defined in the Credit Agreement) as of the end of each quarter at not less than 3.5 to 1.

The foregoing description of the Euro Credit Agreement is not complete and is qualified in its entirety by the terms and provisions of the Euro Credit Agreement, a copy of which is filed herewith as Exhibit 10(a) and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

On May 9, 2023, the Company submitted irrevocable notices to borrow €1,300,000,000 under the Euro Credit Agreement. The Company expects to use amounts borrowed under the Euro Credit Agreement for general corporate purposes, which may include repayment of outstanding debt.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on May 5, 2023 for the purposes of (i) electing the ten director nominees named in the Company’s proxy statement for the meeting to hold office until the next annual meeting of stockholders; (ii) approving, on an advisory basis, a resolution relating to the compensation of the named executive officers as disclosed in the Company’s proxy statement; (iii) approving, on an advisory basis, the frequency of the advisory vote on the compensation of the named executive officers; (iv) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023; and (v) considering a non-binding stockholder proposal for an independent Board chairman.

All ten nominees for director named in the Company’s proxy statement for the meeting were elected by the votes set forth below.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Election of Directors
Daniel J. Brutto	242,187,842	5,457,778	279,291	23,211,747
Susan Crown	236,311,786	11,354,904	258,221	23,211,747
Darrell L. Ford	244,036,833	3,584,584	303,494	23,211,747
Kelly J. Grier	246,101,683	1,534,943	288,285	23,211,747
James W. Griffith	239,679,462	7,902,213	343,236	23,211,747
Jay L. Henderson	245,854,178	1,768,414	302,319	23,211,747
Richard H. Lenny	240,397,623	7,253,449	273,839	23,211,747
E. Scott Santi	235,043,594	12,003,329	877,988	23,211,747
David B. Smith, Jr.	241,278,719	6,381,809	264,383	23,211,747
Pamela B. Strobel	234,805,209	12,889,417	230,285	23,211,747

The non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the meeting was approved by the vote set forth below.

Advisory vote to approve executive compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	230,021,632	17,142,266	761,013	23,211,747

The vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers resulted in approval of a one-year frequency by the vote set forth below. Consistent with a majority of votes cast with respect to this proposal and with the recommendation of its Board of Directors, the Company will hold a shareholder advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation.

Advisory vote regarding frequency of vote on executive compensation	ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS
	244,420,969	380,227	2,721,297	402,418

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was ratified by the vote set forth below.

Ratification of independent registered public accounting firm	FOR	AGAINST	ABSTAIN
	261,717,599	9,073,700	345,359

The stockholder proposal for an independent Board chairman was defeated by the vote set forth below.

Stockholder proposal for an Independent Board Chairman	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	47,691,940	198,980,381	1,252,590	23,211,747

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10(a)	Euro Credit Agreement dated as of May 5, 2023 among Illinois Tool Works Inc., the lender(s) party thereto and ING Bank, N.V., London Branch, as Agent
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 10, 2023	By: /s/ Jennifer K. Schott
Jennifer K. Schott
Senior Vice President, General Counsel and Secretary